Exhibit 10.13

ASSIGNMENT OF REAL ESTATE

PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT OF REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Assignment”) is made this _____ day of September, 2017, by and between MEDALIST DIVERSIFIED HOLDINGS, L.P., a Delaware limited partnership (“Assignor”); and MDR GREENSBORO, LLC (“MDR Assignee”), and PMI GREENSBORO, LLC (“PMI Assignee,” and together with the MDR Assignee, the “Assignees”).

RECITALS:

1.          Assignor entered into that certain Real Estate Purchase and Sale Agreement dated July 31, 2016 (as amended, the “Purchase Agreement”) with MEDALIST PROPERTIES 8, LLC, a Delaware limited liability company (“Seller”), with respect to the real property and improvements located at 7803 National Service Road, Greensboro, North Carolina (the “Property”), all as more particularly described in the Purchase Agreement.

2.          Assignor has the right to assign all its right, title, and interest in, to, and under the Purchase Agreement to Assignee as provided in this Assignment.

3.          Assignor now desires to assign all its right, title, and interest as “Buyer” under the Purchase Agreement to Assignees, and Assignees desire to assume all of Assignor’s right, title, and interests as Buyer under the Purchase Agreement.

ASSIGNMENT:

NOW THEREFORE, in consideration of the mutual covenants contained in this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Incorporation of Recitals. The foregoing Recitals are incorporated herein and by this reference made a part hereof. All capitalized terms set forth herein shall have the meanings ascribed to such terms in the Purchase Agreement unless otherwise defined herein.

2.          Transfer; Assignment and Designation; Assumption. Assignor hereby sells, transfers, assigns, delivers and conveys to Assignees and their respective successors and assigns, and Assignees hereby accept from Assignor, all right, title and interest of Assignor in, to and under the Purchase Agreement. Assignees hereby assume all of the obligations of the “Buyer” under the Purchase Agreement. Assignor agrees to indemnify, defend and hold Assignees harmless with respect to all claims accruing under the Purchase Agreement prior to the date hereof. Assignees agree to indemnify, defend and hold Assignor harmless with respect to all claims accruing under the Purchase Agreement from and after the date hereof.

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3.          Tenants-In-Common. The parties hereto acknowledge that the MDR Assignee and the PMI Assignee will own the Property as Tenants-In-Common (“TICs”) in the percentages of 66.15% and 33.85%, respectively. Seller executes this Assignment for the sole purpose of acknowledging the ownership percentages set forth in the preceding sentence, and hereby agrees to convey the Property to Assignees at Closing accordingly.

4.          Governing Law. This Assignment shall be construed and enforced in accordance with and governed by the same law that governs the Purchase Agreement, without regard to the principles of conflicts of law.

5.          Binding Effect. This Assignment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto.

6.          Counterparts. This Assignment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. Signatures to this Assignment transmitted by facsimile or electronic mail shall be treated as originals in all respects.

[SIGNATURES FOLLOW]

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WITNESS the following signatures:

ASSIGNOR:	MEDALIST DIVERSIFIED HOLDINGS, L.P.,
a Delaware limited partnership

	By:	/s/ William R. Elliott
William R. Elliott, Authorized Signatory

MDR ASSIGNEE:	MDR Greensboro, LLC, a
Delaware limited liability company

	By:	/s/ William R. Elliott
William R. Elliott, Authorized Signatory

PMI ASSIGNEE:	PMI GREENSBORO, LLC
a Delaware limited liability company

	By:	Peter Mueller, Inc., a Virginia corporation
	Its:	Manager

By:	/s/ Kurt A. Schirm
Kurt A. Schirm, President

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SEEN AND AGREED:

SELLER:

MEDALIST PROPERTIES 8, LLC,
a Delaware limited liability company

By:	/s/ William R. Elliott
William R. Elliott, Authorized Signatory

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